          SECURITIES  AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549



                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934


             Date of Report:  July 25, 1996



                     UNOCAL CORPORATION
                     ------------------

   (Exact name of registrant as specified in its charter)



     Delaware                         1-8483                 95-3825062
- -----------------------------------------------------------------------------
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)




2141 Rosecrans Avenue, Suite 4000,  El Segundo, California      90245
- -----------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:   (310)  726-7600

ITEM 5.   OTHER EVENTS

On July 25, 1996, the following news release was issued:



                 UNOCAL SECOND QUARTER EARNINGS RISE ON HIGHER
            CRUDE, NATURAL GAS PRICES AND REFINING/MARKETING MARGINS

         El Segundo, Calif., July 25 -- Unocal Corporation today reported second quarter 1996 net earnings of $238 million, or 92 cents per common share, reflecting higher prices for crude oil and natural gas, improved margins for the company's downstream petroleum refining and marketing unit, and a $70 million (aftertax) gain from the sale of essentially all of the company's California oil and gas assets and associated pipelines.

         The 1996 results compare with $78 million, or 28 cents per common share, in the second quarter 1995. Unocal's total revenues for the quarter were $2.68 billion, up from $2.29 billion a year ago.

         Earnings from operations for the second quarter, excluding special items (detailed in the attached tables), were $205 million, or 79 cents per common share. This compares with adjusted earnings of $101 million, or 37 cents per common share, in the same period a year ago.

         "Improved earnings in our oil and gas, refining and marketing, and agricultural products operations gave us the best quarter ever for Unocal," said Roger C. Beach, Unocal chairman and chief executive officer. "This spring, we predicted 1996 would be a breakthrough year, and these results are proving our prediction was correct."

     Beach noted that along with improved margins, Unocal's 76 Products Company unit posted higher sales volumes due to expanded marketing efforts and increased refinery production of light oil products, which were the result of major process improvements made during 1995. A fire in mid-May in the coker unit at Unocal's San Francisco Refinery cost the company an estimated $21 million (aftertax) for repairs and lost production during the quarter.


     Sales prices for crude oil and natural gas continued above year-ago levels. Production was lower, principally because of the sale of Unocal's California upstream assets in early April. In the first quarter 1996, the California properties contributed $1 million (aftertax) to the company's reported earnings from net daily production of 30,200 barrels of oil and 52 million cubic feet of natural gas.

         Unocal also posted higher ammonia fertilizer production in the quarter because of new production from its Finley, Wash., plant. Agricultural products earnings were higher in spite of lower ammonia prices.

     "Our debt-to-total capitalization ratio dropped to 50.3 percent at the end of the second quarter, the lowest level since 1985 and down from 55.8 percent at the end of 1995," Beach said. The company used most of the proceeds from the California properties sale to repay outstanding debt. At June 30, 1996, the company's total debt was about $3.24 billion, down $465 million from year-end 1995. Cash on hand was $209 million, up $115 million from $94 million at December 31, 1995.

         Cash flow from operations in the second quarter, before working capital changes, was $464 million, up from $317 million last year, reflecting improved operating earnings.


         For the six months, Unocal's net earnings were $362 million, or $1.39 per common share. This compares with $152 million, or 55 cents per common share, for the first six months of 1995.


         Adjusted earnings from operations (excluding special items detailed in the attached tables) were $325 million, or $1.24 per common share. This compares with adjusted earnings of $155 million, or 56 cents per common share, for the first half of the 1995.


         Beach said that while our petroleum product margins and natural gas prices have declined from their peak earlier this year, they remain strong.


         Beach praised the company's employees for the record earnings performance in the quarter. "Hard work and dedication by our employee teams have positioned Unocal's operations so we can take maximum advantage of improved market conditions to the benefit of our stockholders," Beach said.


NEWS RELEASE                                                                                                   UNOCAL CORPORATION

CONDENSED CONSOLIDATED EARNINGS STATEMENT
(UNAUDITED)

                                                                                For the Three Months            For the Six Months
                                                                                  Ended June 30                   Ended June 30
                                                                           ---------------------------------------------------------
Dollars in millions except per share amounts                                1996             1995             1996             1995
- ------------------------------------------------------------------------------------------------------------------------------------

Total revenues (a) .............................................           $2,684           $2,290           $4,962           $4,196
Costs and other deductions (a) .................................            2,284            2,165            4,348            3,940
                                                                           ---------------------------------------------------------


Earnings before income taxes ...................................              400              125              614              256
Income taxes ...................................................              162               47              252              104
                                                                           ---------------------------------------------------------
Net earnings ...................................................           $  238           $   78           $  362           $  152
Dividends on preferred stock ...................................                9                9               18
                                                                           ---------------------------------------------------------
Net earnings applicable to common shares .......................           $  229           $   69           $  344           $  134



Earnings per common share: (b)..................................           $ 0.92           $ 0.28           $ 1.39           $ 0.55

(a)      Includes consumer excise taxes of......................           $  250           $  228           $  486           $  437
(b)      Based on weighted average common shares outstanding
         (in millions)..........................................              248              246              248              245




- ------------------------------------------------------------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)

                                                                                                        June 30            Dec. 31
                                                                                                       -----------------------------
Millions of dollars                                                                                     1996                 1995
- ------------------------------------------------------------------------------------------------------------------------------------

ASSETS
Cash and cash equivalents ............................................................                 $  209                 $   94
Other current assets .................................................................                  1,428                  1,482
Investments and long-term receivables ................................................                  1,057                  1,101
Properties - net .....................................................................                  6,911                  7,109
Other assets .........................................................................                    174                    105
                                                                                                       -----------------------------
         Total assets ................................................................                 $9,779                 $9,891

LIABILITIES
Current portion of long-term debt ....................................................                 $  124                 $    8
Other current liabilities ............................................................                  1,342                  1,308
Long-term debt and capital lease obligations .........................................                  3,117                  3,698
Deferred Income taxes ................................................................                    664                    722
Other deferred credits and liabilities ...............................................                  1,334                  1,225
                                                                                                       -----------------------------
         Total liabilities ...........................................................                  6,581                  6,961

STOCKHOLDERS' EQUITY .................................................................                  3,198                  2,930
                                                                                                       -----------------------------
         Total liabilities and stockholders' equity                                                    $9,779                 $9,891




NEWS RELEASE                                                                                 UNOCAL CORPORATION

CONDENSED CONSOLIDATED CASH FLOWS
(UNAUDITED)



                                                                                       For the Three Months      For the Six Months
                                                                                          Ended June 30             Ended June 30
                                                                                    ------------------------------------------------
Millions of dollars                                                                      1996         1995        1996         1995
- ------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
         Cash flow from operations .............................................       $ 464        $ 317        $ 850        $ 553
         Working capital and other changes related to operations ...............         (39)         (73)        (157)        (195)
                                                                                       ---------------------------------------------
                 Net cash provided by operating activities .....................         425          244          693          358

CASH FLOWS FROM INVESTING ACTIVITIES
         Capital expenditures  (includes dry hole costs) .......................        (400)        (329)        (622)        (596)
         Proceeds from asset sales .............................................         488           34          539          128
                                                                                       ---------------------------------------------
                 Net cash provided/(used) in investing activities ..............          88         (295)         (83)        (468)

CASH FLOWS FROM FINANCING ACTIVITIES
         Long-term borrowing ...................................................          --          446          110          712
         Reduction of long-term debt and capital lease obligations .............        (530)        (336)        (499)        (536)
         Dividends paid ........................................................         (58)         (59)        (117)        (117)
         Other .................................................................          (2)          17           11           33
                                                                                       ---------------------------------------------
                 Net cash provided/(used) in financing activities ..............        (590)          68         (495)          92

Increase/(decrease) in cash and cash equivalents ...............................         (77)          17          115          (18)
Cash and cash equivalents at beginning of period ...............................         286          113           94          148
                                                                                       ---------------------------------------------
Cash and cash equivalents at end of period .....................................       $ 209        $ 130        $ 209        $ 130





- ------------------------------------------------------------------------------------------------------------------------------------

SELECTED FINANCIAL DATA                                                    For the Three Months             For the Six Months
                                                                               Ended June 30                   Ended June 30
                                                                       -------------------------------------------------------------
Millions of dollars                                                          1996            1995              1996            1995
- ------------------------------------------------------------------------------------------------------------------------------------

Exploration expense
         Oil & Gas
                 United States ................................            $   7            $  10             $  11            $  20
                 Foreign ......................................               20               15                37               33
         Geothermal ...........................................                1                1                 2                2
                                                                           ---------------------------------------------------------
                 Total ........................................            $  28            $  26             $  50            $  55

Dry hole costs
         Oil & Gas
                 United States ................................            $   1            $   5             $  11            $   4
                 Foreign ......................................                3               11                 6               13
         Geothermal ...........................................                1               (1)                2                2
                                                                           ---------------------------------------------------------
                 Total ........................................            $   5            $  15             $  19            $  19

Depreciation, Depletion & Amortization ........................            $ 252            $ 240             $ 496            $ 468

                                       4






NEWS RELEASE                                                                                                   UNOCAL CORPORATION

CONDENSED CAPITAL EXPENDITURES
(UNAUDITED)

                                                                             For the Three Months               For the Six Months
                                                                               Ended June 30                     Ended June 30
                                                               ---------------------------------------------------------------------
Millions of dollars                                                        1996            1995              1996             1995
- ------------------------------------------------------------------------------------------------------------------------------------

Domestic Exploration & Production ..........................              $156              $102              $235              $206

Foreign Exploration & Production ...........................               130                93               216               177

76 Products Company ........................................                57               101                89               155

Geothermal & Power Operations ..............................                38                13                52                21

Diversified Businesses .....................................                11                13                18                22

Corporate & Unallocated ....................................                 8                 7                12                15
                                                                          ----------------------------------------------------------
         Total .............................................              $400              $329              $622              $596





NEWS RELEASE                                                                                                 UNOCAL CORPORATION

OPERATING HIGHLIGHTS
(UNAUDITED)


                                                                           For the Three Months                For the Six Months
                                                                              Ended June 30                      Ended June 30
                                                                       -------------------------------------------------------------
                                                                          1996            1995               1996             1995
- ------------------------------------------------------------------------------------------------------------------------------------

Net daily production
      Crude oil and condensate (thousand barrels daily):
                United States   (a)........................                88.5             124.3           105.2            128.0
                Foreign:
                     Far East  (b).........................                84.1              85.1            82.4             86.2
                     Other                                                 27.9              30.1            28.2             30.6
                                                                       -------------------------------------------------------------
                           Total Foreign..................                112.0             115.2           110.6            116.8

      ------------------------------------------------------------------------------------------------------------------------------
          Worldwide.......................................                200.5             239.5           215.8            244.8

      Natural gas (million cubic feet daily):
                United States   (a).......................                1,053             1,128           1,085            1,126
                Foreign:
                     Far East  (b).......................                   613               602             606              608
                     Othe................................                    63                44              75               41
                                                                         -----------------------------------------------------------
                           Total Foreign.................                   676               646             681              649

      ------------------------------------------------------------------------------------------------------------------------------
          Worldwide......................................                 1,729             1,774           1,766            1,775

      Natural gas liquids (thousand barrels daily)  (a)..                  18.8              21.9            19.6             21.7

      Geothermal (million kilowatt-hours daily)..........                  16.8              14.9            15.4             15.2

Average sales prices
      Crude oil and condensate (per barrel):
                United States............................                $19.03           $ 15.96        $  17.60          $ 15.33
                Foreign:
                     Far East...........................                 $18.17           $ 16.77        $  18.03          $ 16.49
                     Other                                               $18.93           $ 16.77        $  17.90          $ 16.19
                           Total Foreign................                 $18.40           $ 16.77        $  17.99          $ 16.39

      ------------------------------------------------------------------------------------------------------------------------------
          Worldwide......................................               $ 18.71           $ 16.30        $  17.77          $ 15.76

      Natural gas (per mcf):
                United States...........................                $  2.14           $  1.57        $   2.25          $  1.51
                Foreign:
                     Far East..........................                 $  2.21           $  2.00        $   2.20          $  1.98
                     Other.............................                 $  1.70           $  1.00        $   1.73          $  1.10
                           Total Foreign...............                 $  2.16           $  1.93        $   2.14          $  1.92

      ------------------------------------------------------------------------------------------------------------------------------
          Worldwide.....................................                $  2.15           $  1.70        $   2.21          $  1.66

 (a)  Includes production from California upstream properties of:
        Crude oil and condensate.........................                   1.0              28.8            16.0             28.7
        Natural gas......................................                     0                63              26               67
        Natural gas liquid...............................                   0.0               1.1             0.3              1.2
 (b)  Includes host country share in Indonesia of:
        Crude oil and condensate.........................                  24.0              28.3            26.9             31.0
        Natural gas......................................                    24                25              25               25




NEWS RELEASE                                                                                 UNOCAL CORPORATION

OPERATING HIGHLIGHTS   (continued)
(UNAUDITED)


                                                                                            For the Three Months  For the Six Months
                                                                                                 Ended June 30       Ended June 30
                                                                                    ------------------------------------------------
                                                                                               1996       1995       1996       1995
- ------------------------------------------------------------------------------------------------------------------------------------

Input to crude oil processing units  (thousand barrels daily) ..........................        228        212        234        200

Refinery production  (thousand barrels daily)
           Gasoline ....................................................................        113        116        114        100
           Jet fuel, kerosene and heating oil ..........................................         30         16         37         18
           Diesel fuel .................................................................         47         36         44         33
           Other products (lubricants, gas oils, etc.) .................................         65         63         63         67
                                                                                                ------------------------------------
                    Total ..............................................................        255        231        258        218

Petroleum product sales  (thousand barrels daily)
      Marketing  (a)
           Gasoline ....................................................................        135        117        131        115
           Diesel ......................................................................         28         31         26         28
           Other  (includes lube oil, kerosene, and fuel oil) ..........................          8          6          8          6
                                                                                                ------------------------------------
                    Total ..............................................................        171        154        165        149

      Product supply and refinery  (b)
           Gasoline ....................................................................         24         25         20         21
           Jet fuel ....................................................................         39         27         41         28
           Diesel ......................................................................         25         12         25         12
           Other products  (includes petroleum products, gas oil, etc.) ................         38         35         36         43
                                                                                                ------------------------------------
                    Total ..............................................................        126         99        122        104
                                                                                                ------------------------------------
                               Total petroleum products sales ..........................        297        253        287        253


Agricultural products production volumes  (thousand tons)
           Ammonia .....................................................................        378        341        729        692
           Urea ........................................................................        277        269        570        564
           Other products ..............................................................        182        217        345        414

Agricultural products sales volumes  (thousand tons)
           Ammonia .....................................................................        274        266        368        394
           Urea ........................................................................        336        298        581        526
           Other products ..............................................................        438        436        669        708


(a)  Primarily sold through retail channels
(b)  Primarily sold through wholesale or commercial channels





NEWS RELEASE                                                                                               UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(Unaudited)





                                                                            2nd Quarter of 1996             2nd Quarter of 1995
                                                                          ----------------------------------------------------------
Millions of dollars                                                       Before-tax     After-tax        Before-tax     After-tax
- ------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration and Production
      United States ............................................           $ 270            $ 168            $  66            $  41
      Foreign ..................................................             112               64              108               61

   Refining, Marketing and Transportation
      76 Products ..............................................              80               50              (10)               1

GEOTHERMAL AND POWER OPERATIONS ................................               9                4               17               11

DIVERSIFIED BUSINESSES
      Agricultural Products ....................................              57               37               57               36
      Carbon and Minerals ......................................              11                9               16               10
      Pipelines ................................................              17               14               22               17
      Other ....................................................               6                3                9                6

CORPORATE AND UNALLOCATED
      Administrative and general expense .......................             (25)             (16)             (28)             (17)
      Net interest expense .....................................             (63)             (48)             (67)             (47)
      Environmental and litigation expense .....................             (53)             (33)             (48)             (30)
      Other ....................................................             (21)             (14)             (17)             (11)
                                                                           ---------------------------------------------------------
            Total ..............................................           $ 400            $ 238            $ 125            $  78
                                                                           =========================================================



EXPLORATION AND PRODUCTION - this segment is engaged in the exploration for, and the production and marketing of, crude oil, condensate, natural gas and natural gas liquids.
REFINING,  MARKETING AND  TRANSPORTATION
     76 PRODUCTS COMPANY - this segment is principally responsible for the company's West Coast petroleum refining operations, marketing and transportation of refined petroleum products and the manufacturing and marketing of petroleum coke.
GEOTHERMAL AND POWER - this segment is involved in the exploration  for, and the
   production   and  sale  of  geothermal   resources  for  the   generation  of
   electricity.
DIVERSIFIED  BUSINESSES:
AGRICULTURAL PRODUCTS - manufactures and markets nitrogen-based  fertilizers for wholesale markets to the western United States and to the Pacific Rim. CARBON AND MINERALS - produces and markets petroleum coke (other than on the
     West Coast), graphites, solvents and specialty minerals.
PIPELINES - principally  includes the company's  equity  interests in affiliated pipeline companies.
OTHER- includes the development and sale of real estate assets and the company's equity interest in The UNO-VEN Company, a refining and marketing partnership in the midwestern United States.


                                       8

NEWS RELEASE                                                                                    UNOCAL CORPORATION

SPECIAL ADJUSTMENTS
(Unaudited)







                                                                                         2nd Quarter of 1996   2nd Quarter of 1995
                                                                                ----------------------------------------------------
Dollars in millions except per share amounts                                           Before-tax  After-tax  Before-tax   After-tax
- ------------------------------------------------------------------------------------------------------------------------------------

Reported earnings .................................................                    $ 400        $ 238        $ 125        $  78
Less: Special items
    EXPLORATION AND PRODUCTION
       UNITED STATES
          Asset Sales .............................................                       --           --           (4)          (2)
          Sale of  California oil and gas  properties * ...........                      110           68           --           --
          Write-down of assets ....................................                       --           --          (13)          (8)
       FOREIGN
          Asset Sales .............................................                       --           --            1           --
    76 PRODUCTS
          Sale of  California oil and gas  properties .............                        4            2           --           --
          Litigation provision ....................................                       (1)          --           --           --
          Asset write-downs .......................................                       (6)          (4)          --           --
          Other ...................................................                        7            4           --           --
       GEOTHERMAL
          Asset Sales .............................................                       --           --            7            5
    DIVERSIFIED BUSINESSES
       ASSET SALES
            Agricultural Products .................................                       --           --            6            4
             Other ................................................                       --           --            2            1
    CORPORATE AND UNALLOCATED
          Environmental provision .................................                      (32)         (20)         (22)         (14)
          Litigation provision ....................................                      (14)          (8)         (14)          (8)
          Asset write-downs .......................................                       --           --           (1)          (1)
          Other ...................................................                      (11)          (9)          --           --
                                                                                ----------------------------------------------------
     Total special items ..........................................                       57           33          (38)         (23)
                                                                                ----------------------------------------------------
ADJUSTED EARNINGS .................................................                    $ 343        $ 205        $ 163        $ 101
Less: Dividends on preferred stock ................................                                     9                         9
                                                                                ----------------------------------------------------
ADJUSTED NET EARNINGS APPLICABLE TO COMMON SHARES .................                                   196                        92
                                                                                ----------------------------------------------------
ADJUSTED NET EARNINGS PER COMMON SHARE ............................                                 $0.79                     $0.37



* Net of provision for environmental remediation of $17 million before-tax and $10 milion after-tax.




NEWS RELEASE                                                                                UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ADJUSTMENTS
(Unaudited)



                                                                              2nd Quarter of 1996             2nd Quarter of 1995
                                                                           ---------------------------------------------------------
Millions of dollars                                                        Before-tax     After-tax        Before-tax      After-tax
- ------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration and Production
      United States ............................................           $ 160            $ 100            $  83            $  51
      Foreign ..................................................             112               64              107               61

   Refining, Marketing and Transportation
      76 Products ..............................................              76               48              (10)               1

GEOTHERMAL AND POWER OPERATIONS ................................               9                4               10                6

DIVERSIFIED BUSINESSES
      Agricultural Products ....................................              57               37               51               32
      Carbon and Minerals ......................................              11                9               16               10
      Pipelines ................................................              17               14               22               17
      Other ....................................................               6                3                7                5

CORPORATE AND UNALLOCATED
      Administrative and general expense .......................             (25)             (16)             (28)             (17)
      Net interest expense .....................................             (63)             (48)             (67)             (47)
      Environmental and litigation expense .....................              (7)              (5)             (12)              (8)
      Other ....................................................             (10)              (5)             (16)             (10)
                                                                           ---------------------------------------------------------
            Total ..............................................           $ 343            $ 205            $ 163            $ 101
                                                                           =========================================================



NEWS RELEASE                                                                                         UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(Unaudited)





                                                                           First Six Months of 1996       First Six Months of 1995
                                                                          ----------------------------------------------------------
Millions of dollars                                                        Before-tax     After-tax       Before-tax      After-tax
- ------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration and Production
      United States ............................................           $ 425            $ 264            $ 155            $  96
      Foreign ..................................................             235              132              211              113

   Refining, Marketing and Transportation
      76 Products ..............................................              69               43              (45)             (17)

GEOTHERMAL AND POWER OPERATIONS ................................              18                9               26               15

DIVERSIFIED BUSINESSES
      Agricultural Products ....................................              82               53               83               52
      Carbon and Minerals ......................................              37               27               40               27
      Pipelines ................................................              47               37               44               35
      Other ....................................................               5                3               11                7

CORPORATE AND UNALLOCATED
      Administrative and general expense .......................             (54)             (34)             (57)             (35)
      Net interest expense .....................................            (135)             (98)            (131)             (90)
      Environmental and litigation expense .....................             (76)             (47)             (76)             (47)
      Other ....................................................             (39)             (27)              (5)              (4)
                                                                           ---------------------------------------------------------
            Total ..............................................           $ 614            $ 362            $ 256            $ 152
                                                                           =========================================================



NEWS RELEASE                                                                                 UNOCAL CORPORATION

SPECIAL ADJUSTMENTS
(Unaudited)





SPECIAL ITEMS
                                                                               First Six Months of 1996     First Six Months of 1995
                                                                               -----------------------------------------------------
Dollars in millions except per share amounts                                    Before-tax   After-tax        Before-tax   After-tax
- ------------------------------------------------------------------------------------------------------------------------------------

Reported earnings ...............................................                 $ 614        $ 362             $ 256        $ 152
Less: Special items
    EXPLORATION AND PRODUCTION
       UNITED STATES
          Asset Sales ...........................................                     4            2                 9            6
          Sale of  California oil and gas  properties * ...........                 110           68                --           --
          Asset write-downs .....................................                    --           --               (13)          (8)
       FOREIGN
          Asset Sales ...........................................                     6            4                 5            3
    76 PRODUCTS
          Sale of  California oil and gas  properties ...........                     4            2                --           --
          Litigation provision ..................................                    (1)          --                --           --
          Asset write-downs .....................................                    (6)          (4)               --           --
          Other .................................................                     7            4                --           --
    GEOTHERMAL
          Asset Sales ...........................................                    --           --                 7            5
    DIVERSIFIED BUSINESSES
       Asset Sales
            Pipeline ............................................                    12            7                --           --
            Agricultural Products ...............................                    --           --                 6            4
             Other ..............................................                    --           --                 2            1
    CORPORATE AND UNALLOCATED
          Asset Sales ...........................................                     1            1                29           18
          Environmental provision ...............................                   (42)         (26)              (29)         (18)
          Litigation provision ..................................                   (20)         (12)              (20)         (12)
          Asset write-down.......................................                    --           --                (3)          (2
          Other .................................................                   (11)          (9)               --           --
                                                                                ----------------------------------------------------
     Total special items ........................................                    64           37                (7)          (3)
                                                                                ----------------------------------------------------
ADJUSTED EARNINGS ...............................................                 $ 550        $ 325             $ 263        $ 155
Less: Dividends on preferred stock ..............................                                 18                             18
                                                                                ----------------------------------------------------
ADJUSTED NET EARNINGS APPLICABLE TO COMMON SHARES ...............                                307                            137
                                                                                ----------------------------------------------------
ADJUSTED NET EARNINGS PER COMMON SHARE ..........................                              $1.24                          $0.56



* Net of provision for environmental remediation of $17 million before-tax and $10 milion after-tax.



NEWS RELEASE                                                                                               UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ADJUSTMENTS
(Unaudited)



                                                                          First Six Months of 1996        First Six Months of 1995
                                                                  ------------------------------------------------------------------
Millions of dollars                                                      Before-tax        After-tax      Before-tax      After-tax
- ------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration and Production
      United States ............................................           $ 311            $ 194              159            $  98
      Foreign ..................................................             229              128              206              110

   Refining, Marketing and Transportation
      76 Products ..............................................              65               41              (45)             (17)

GEOTHERMAL AND POWER OPERATIONS ................................              18                9               19               10

DIVERSIFIED BUSINESSES
      Agricultural Products ....................................              82               53               77               48
      Carbon and Minerals ......................................              37               27               40               27
      Pipelines ................................................              35               30               44               35
      Other ....................................................               5                3                9                6

CORPORATE AND UNALLOCATED
      Administrative and general expense .......................             (54)             (34)             (57)             (35)
      Net interest expense .....................................            (135)             (98)            (131)             (90)
      Environmental and litigation expense .....................             (14)              (9)             (27)             (17)
      Other ....................................................             (29)             (19)             (31)             (20)
                                                                           ---------------------------------------------------------
            Total ..............................................           $ 550            $ 325            $ 263            $ 155
                                                                           =========================================================


                                  SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      UNOCAL CORPORATION
                                      ------------------
                                        (Registrant)






Dated:  July 25, 1996      By:        /s/CHARLES S. MCDOWELL
- ------------------------              ------------------------------
                                          Charles S. McDowell
                                         Vice President and Comptroller